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[COMPANY LETTERHEAD]

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                                                    PRICEWATERHOUSECOOPERS LLP
                                                    333 Market Street
                                                    San Francisco CA 94105-2119
                                                    Telephone (415) 498 5000
                                                    Facsimile (415) 498 7100




CONSENT OF INDEPENDENT ACCOUNTANTS
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        We hereby consent to the use in this Registration Statement on Form S-1 of our report dated March 28, 2001 relating to the financial statements of Hecla Mining Company, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts"in such Registration Statement.



/s/ PricewaterhouseCoopers LLP


San Francisco, California
January 10, 2003